UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) January 25, 2007

AT&T INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-8610	43-1301883
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

175 E. Houston, San Antonio, Texas	78205
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (210) 821-4105

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

Throughout this document, the Registrant, AT&T Inc., is referred to as “we” or “AT&T.” This Amendment No. 1 amends the Current Report on Form 8-K of AT&T filed with the Securities and Exchange Commission (SEC) on November 17, 2006 (the November 8-K) related to our acquisition of BellSouth Corporation (BellSouth). This Form 8-K/A amends the November 8-K to include the financial statements required by Item 9.01 (99.1) of Form 8-K and to include an exhibit under Item 9.01 (99.1) of Form 8-K. The information previously reported in the November 8-K is hereby incorporated by reference into this Form 8-K/A.

Item 8.01 Other Events.

As a convenience to the reader, we are also providing a quarterly Unaudited Pro Forma Condensed Combined Consolidated Statements of Income of AT&T for each quarter of 2006, adjusted to give effect to AT&T’s acquisition of BellSouth as if it had occurred on January 1, 2006, a copy of which is attached hereto as Exhibit 99.2 and incorporated herein by reference. Also provided is Unaudited Quarterly Pro Forma Revenues for each quarter of 2005 adjusted to give effect to AT&T’s acquisition of BellSouth as if it had occurred on January 1, 2004, a copy of which is attached hereto as Exhibit 99.3 and incorporated herein by reference.

CAUTIONARY LANGUAGE CONCERNING FORWARD-LOOKING STATEMENTS

Information set forth in this filing contains financial estimates and other forward-looking statements that are subject to risks and uncertainties, and actual results may differ materially. A discussion of factors that may affect future results is contained in AT&T’s filings with the Securities and Exchange Commission. AT&T disclaims any obligation to update or revise statements contained in this filing based on new information or otherwise.

Item 9.01 Financial Statements and Exhibits.

(b) Pro Forma Financial Information.

The following information is attached hereto as Exhibit 99.1 and incorporated herein by reference:

(i)	Unaudited Pro Forma Condensed Combined Consolidated Balance Sheet as of September 30, 2006.

(ii)	Notes to the Unaudited Pro Forma Condensed Combined Consolidated Balance Sheet as of September 30, 2006.

(iii)	Unaudited Pro Forma Condensed Combined Consolidated Statements of Income for the year ended December 31, 2005 and the nine months ended September 30, 2006.

(iv)	Notes to the Unaudited Pro Forma Condensed Combined Consolidated Statements of Income for the year ended December 31, 2005 and the nine months ended September 30, 2006.

(c) Exhibits

99.1	Unaudited Pro Forma Condensed Combined Financial Statements.

99.2	Unaudited Quarterly Pro Forma Condensed Combined Financial Statements for 2006.

99.3	Unaudited Quarterly Pro Forma Revenue for 2005.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AT&T INC.

Date: January 25, 2007	By:	/s/ John J. Stephens
John J. Stephens
Senior Vice President and Controller